Exhibit 10.37

FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT, dated as of December 30, 2005 (this “Amendment”), is by and among Red Bird Receivables, Inc., as Borrower (“Borrower”), International Paper Financial Services, Inc., as Servicer (“Servicer”), International Paper Company, as Performance Guarantor (“Performance Guarantor”), The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as a Co-Agent, JPMorgan Chase Bank, N.A., as a Co-Agent, BNP Paribas, New York Branch, as a Co-Agent, Starbird Funding Corporation, Citicorp North America, Inc., as a Co-Agent and Wachovia Bank, National Association, as a Co-Agent and as administrative agent (in its capacity as administrative agent, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, Borrower, Servicer, Performance Guarantor, the Conduits, the Co-Agents, the Liquidity Banks and Administrative Agent are parties to that certain Amended and Restated Credit and Security Agreement, dated as of November 17, 2004 (as amended or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties desire to amendment the definition of Eligible Receivable in the Credit Agreement; and

WHEREAS, Agents are willing to agree to such amendment on the terms and subject to the conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

(a) All references in the Credit Agreement to “Blue Ridge Asset Funding Corporation” or “Blue Ridge” (whether alone or a part of another defined term) are hereby replaced with “Variable Funding Capital Company LLC” and “VFCC”, respectively.

(b) Subsection (iv) of the definition of “Eligible Receivable” in Exhibit I to the Credit Agreement is hereby amended by deleting the number “90” therein and replacing it with the number “91”.

2. Representations and Warranties. In order to induce the other parties to enter into this Amendment, each of the Loan Parties hereby represents and warrants as follows:

(a) The execution and delivery by such party of this Amendment, and the performance of its obligations under the Credit Agreement as amended hereby, are within such party’s organizational powers and authority and have been duly authorized by all necessary organizational action on its part; and

(b) This Amendment has been duly executed and delivered by such party, and the Credit Agreement, as amended hereby, constitutes such party’s legal, valid and binding obligation, enforceable against such party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

3. Condition Precedent. This Amendment shall become effective as of the date first above written upon execution and delivery to the Administrative Agent of a counterpart hereof by each of the parties hereto.

4. Miscellaneous.

(a) CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

(c) Ratification. Except as expressly amended hereby, each of the Credit Agreement and the Performance Undertaking remains unaltered and in full force and effect and is hereby ratified and confirmed.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

RED BIRD RECEIVABLES, INC., AS BORROWER

By:	/s/ Frank Devita
Name:	Frank Devita
Title:	Vice President and Treasurer

INTERNATIONAL PAPER FINANCIAL SERVICES, INC., AS SERVICER

By:	/s/ David R. Whitehouse
Name:	David R. Whitehouse
Title:	Treasurer

INTERNATIONAL PAPER COMPANY, AS PERFORMANCE GUARANTOR

By:	/s/ Jonathan P. Mason
Name:	Jonathan P. Mason
Title:	Vice President - Finance

First Amendment to CSA

WACHOVIA BANK, NATIONAL ASSOCIATION, AS VFCC AGENT AND AS ADMINISTRATIVE AGENT

By:	/s/ Gary G. Fleming, Jr.
Name:	Gary G. Fleming, Jr.
Title:	Director

First Amendment to CSA

THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, AS GOTHAM AGENT

By:	/s/ Aditya Redding
Name:	Aditya Redding
Title:	VP

First Amendment to CSA

JPMORGAN CHASE BANK, N.A., AS PREFCO AGENT

By:	/s/ Elizabeth Chung
Name:	Elizabeth Chung
Title:	Managing Director

First Amendment to CSA

STARBIRD FUNDING CORPORATION

By:	/s/ R. Douglass Donaldson
Name:	R. Douglass Donaldson
Title:	Treasurer

BNP PARIBAS, ACTING THROUGH ITS NEW YORK BRANCH, AS A LIQUIDITY BANK AND AS STARBIRD AGENT

By:	/s/ Michael Gonk
Name:	Michael Gonk
Title:	Director

By:	/s/ Pim Van Sch’t
Name:	Pim Van Sch’t
Title:

First Amendment to CSA

CITICORP NORTH AMERICA, INC., AS CAFCO AGENT

By:	/s/ Junette M. Earl
Name:	Junette M. Earl
Title:	Vice President

First Amendment to CSA